                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 May 15, 2000
               Date of Report (Date of Earliest Event Reported)


GreenPoint Mortgage Securities Inc. (as Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                     333-79833                            68-0397342
             --------                                     ---------                            ----------
(State or Other Jurisdiction of Incorporation)      (Commission File Number)       (I.R.S. Employer Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

               The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1 Monthly Payment Date Statement distributed to holders of Series 1999-2 Notes dated May 15, 2000.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     May 16, 2000



                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Gilbert J. MacQuarrie
                                       ----------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       and Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1      Monthly Payment Date Statement distributed to holders
          of Series 1999-2 Notes dated May 15, 2000........................5